UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2004

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Items 1 through 6.		Not applicable.

Item 7.		Financial Statements and Exhibits

	(a)	No financial statements are required to be filed with this report.

	(b)	No pro forma financial information is required to be filed with this report.

	(c)	The following exhibit is filed with this Report:

	Exhibit No	Description
	99.1	Press release issued by PFF Bancorp, Inc. on April 19, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.		Not applicable.

Item 9.		Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."  On April 19, 2004, PFF Bancorp, Inc. announced its earnings for the fourth quarter and fiscal year ended March 31, 2004.  A copy of the press release dated April 19, 2004, describing fourth quarter and fiscal year ended March 31, 2004 earnings is attached as Exhibit 99.1.

Item 10-11.		Not applicable.

Item 12.		Results of Operations and Financial Condition
See Item 9 per SEC Release 33-8216, March 27, 2003.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated April 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: April 19, 2004